UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 27, 2010
DIAMOND FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 Montgomery Street, 17th Floor
San Francisco, California	94111

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 445-7444
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On February 27, 2010, PricewaterhouseCoopers LLP provided a Consent of Independent Accountants, a copy of which is attached to this report as Exhibit 99.1 and incorporated herein by reference
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description

99.1	Consent of Independent Accountants relating to the financial statements of Lion/Stove Luxembourg Investment 2 S.à.r.l., provided by PricewaterhouseCoopers LLP.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.

Date: February 27, 2010	By:	/s/ Steven E. Kim

		Name:	Stephen E. Kim
		Title:	Senior Vice President, General Counsel
and Human Resources

INDEX TO EXHIBITS

Exhibit	Description

99.1	Consent of Independent Accountants relating to the financial statements of Lion/Stove Luxembourg Investment 2 S.à.r.l., provided by PricewaterhouseCoopers LLP.